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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       September 5, 2001


                               CERNER CORPORATION
            ---------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

           Delaware                       0-15386                 43-1196944
--------------------------------------------------------------------------------
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
        Incorporation)                                       Identification No.)





 2800 Rockcreek Parkway, Suite 601, North Kansas City, Missouri        64117
        (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code   (816) 221-1024
                                                   -----------------------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.


Cerner Corporation issued a press release on September 6, 2001, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference, announcing that it has entered into an agreement to acquire all outstanding common shares of Dynamic Healthcare Technologies, Inc. in exchange for approximately 363,000 shares of Cerner stock. In addition, Cerner also will redeem all outstanding Dynamic preferred stock for approximately $2.2 million.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Business Acquired:  None

         (b)      Pro Forma Financial Information:   None

         (c)      Exhibits:

                  99.1     Press Release issued September 6, 2001.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       CERNER CORPORATION


Date: September 11, 2001               By: /s/ Marc G. Naughton
                                           -------------------------------------
                                               Marc G. Naughton, Chief Financial
                                               Officer


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                                  EXHIBIT INDEX
         Exhibit
         Number                     Description                           Page


         99.1     Press Release issued September 6, 2001.



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